EXHIBIT 32.1
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of Ocean Power Technologies, Inc. (the “Company”) for the year ended April 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Charles F. Dunleavy, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CHARLES F. DUNLEAVY Charles F. Dunleavy
Chief Executive Officer
Date: July 14, 2011